
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from the Service
Merchandise Co., Inc. Form 10-Q for the quarterly period ended April 2, 1995 and is qualified in its entirety by reference to such financial statements and accompanying notes to the financial statements detailed in Part I of the Form
10-Q.
</LEGEND>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   3-MOS
<FISCAL-YEAR-END>                          DEC-31-1995
<PERIOD-START>                              JAN-2-1995
<PERIOD-END>                                APR-2-1995
<CASH>                                          24,958
<SECURITIES>                                         0
<RECEIVABLES>                                   45,418
<ALLOWANCES>                                     3,377
<INVENTORY>                                  1,179,813
<CURRENT-ASSETS>                             1,283,115
<PP&E>                                       1,182,834
<DEPRECIATION>                                 546,338
<TOTAL-ASSETS>                               1,940,760
<CURRENT-LIABILITIES>                        1,007,716
<BONDS>                                        615,751
<COMMON>                                        99,650<F1>
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<OTHER-SE>                                     262,841
<TOTAL-LIABILITY-AND-EQUITY>                 1,940,760
<SALES>                                        737,129
<TOTAL-REVENUES>                               737,129
<CGS>                                          567,845
<TOTAL-COSTS>                                  567,845
<OTHER-EXPENSES>                               190,042<F2>
<LOSS-PROVISION>                                     0
<INTEREST-EXPENSE>                              16,962
<INCOME-PRETAX>                               (37,720)
<INCOME-TAX>                                  (14,711)
<INCOME-CONTINUING>                           (23,009)
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                                  (23,009)
<EPS-PRIMARY>                                   (0.23)
<EPS-DILUTED>                                   (0.23)

<F1>Amount represents the number of shares of $.50 par value common stock issued and outstanding.
<F2>Amount includes I) depreciation and amortization and II) selling, general and administrative expenses.

